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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MARCH 8, 2000


                          SUNRISE ASSISTED LIVING, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                        0-20765               54-1746596
(State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation of organization)          File Number)         Identification No.)



                               7902 WESTPARK DRIVE
                             MCLEAN, VIRGINIA 22102
               (Address of principal executive offices) (Zip Code)



                                 (703) 273-7500
              (Registrant's telephone number, including area code)


                           9401 LEE HIGHWAY, SUITE 300
                             FAIRFAX, VIRGINIA 22031
          (Former Name or Former Address, if changed Since Last Report)
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ITEM 5.           OTHER EVENTS

         The Company announced on March 8, 2000 that its 2000 annual meeting of the stockholders will be held on Friday, April 28, 2000 at 9:00 a.m. at The Ritz-Carlton (Tysons Corner), 1700 Tysons Boulevard, McLean, Virginia, 22102. Matters to be considered at the 2000 annual meeting include the election of two directors to three-year terms and approval of a new stock option plan. The record date for stockholders entitled to vote at the meeting is March 13, 2000.


         In accordance with the public disclosure provisions of Article II,
Section 2.12 and Article III, Section 3.8 of the Company's bylaws, written notice of any business to be brought by any stockholder for the 2000 annual meeting, and written notice of any nominations of directors by any stockholder for the annual meeting, respectively, must be delivered to, or mailed to and received by, the secretary of the Company at its principal executive offices, 7902 Westpark Drive, McLean, Virginia 22102, not later than March 22, 2000. Such bylaw provisions further specify the procedures to be followed and the information required to be furnished by any stockholder in order to bring business before, or to make nominations of directors at, the 2000 annual meeting.

         The Company also announced that its Board of Directors has authorized the Company to repurchase its outstanding shares up to an aggregate purchase price of $30 million. The Company expects to fund the stock repurchases from available funds and an expansion of its asset sale/manage-back program.

         Under the stock repurchase program, the Company is authorized to repurchase Company common stock in the open market or in privately negotiated transactions from time to time over the next 12 months in compliance with Rule 10b-18, subject to market conditions, applicable legal requirements and other factors. The stock repurchase program does not obligate the Company to repurchase any specific number of shares, and repurchases pursuant to the program may be suspended or resumed at any time or from time to time without further notice or announcement.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SUNRISE ASSISTED LIVING, INC.
                                        (Registrant)



Date:  March 9, 2000                    By:  /s/ Larry E. Hulse
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                                                 Larry E. Hulse
                                                 Senior Vice President and Chief
                                                 Accounting Officer




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